OPTIMUM FUND TRUST

Optimum International Fund
(the "Fund")

Supplement to the Fund’s Prospectuses
dated July 29, 2011

The following replaces the information in the section of the Fund's prospectuses entitled "Fund summary: Optimum International Fund – Who manages the Fund – Sub-advisers”:

Mondrian Investment Partners Limited (Mondrian)

Portfolio managers	Title with Mondrian	Start date on the Fund
Nigel May	Deputy Chief Executive Officer	April 2011
Melissa J.A. Platt	Portfolio Manager	April 2011

BlackRock Advisors, LLC (BlackRock)

Portfolio managers	Title with BlackRock	Start date on the Fund
Michael D. Carey, CFA	Managing Director	December 2008
Thomas P. Callan, CFA	Managing Director	December 2008
Ian Jamieson, CFA	Managing Director	March 2012

The following replaces the second and fourth paragraphs in the section of the Fund’s prospectuses entitled, "Who manages the Funds? - Optimum International Fund":

Nigel May and Melissa J.A. Platt are primarily responsible for the day-to-day management of Mondrian’s share of the Fund’s assets. Mr. May is Mondrian’s Deputy Chief Executive Officer and has been with Mondrian since 1991. Ms. Platt is a Portfolio Manager and has been with Mondrian since 2004. Mr. May and Ms. Platt have held their Fund responsibilities since April 2011.

BlackRock’s share of the Fund is managed by Michael D. Carey, CFA, Managing Director at BlackRock, Thomas P. Callan, CFA, Managing Director at BlackRock, and Ian Jamieson, CFA, Managing Director at BlackRock. Mr. Carey is a member of the BlackRock Global Opportunities Team. He is a senior portfolio manager for the industrials, energy, materials, and utilities sectors, product manager for Global and International Multi-Cap equity portfolios, and a member of the team’s Investment Strategy Group. Prior to joining BlackRock in 1998, Mr. Carey was an investment strategist with the PNC Asset Management Group. He began his career as a fixed income analyst with PNC in 1992. Mr. Callan is head of BlackRock’s Global Opportunities Team and a member of the Leadership Committee. He is architect of the team’s investment process, leads the team’s Investment Strategy Group, and provides portfolio and risk management oversight for all of the team’s products. Prior to joining BlackRock’s Global Opportunities Team in 1996, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992. He started as a health care analyst for PNC’s mutual fund group and later served as an international equity analyst. Mr. Callan began his investment career at PNC Bank as a personal trust portfolio manager in 1988.  Mr. Jamieson is a member of BlackRock's Global Opportunities equity team.  He is lead portfolio manager for the consumer durables, retail, autos, and telecom industries, product manager for Global Small/Mid-Cap equity portfolios, and a member of the team's Investment Strategy Group.  Mr. Jamieson moved to his current role in 2003. He was previously a member of BlackRock's large cap core equity and Operations teams. Before joining BlackRock in 1999, Mr. Jamieson was a client relationship manager with Morgan Stanley Institutional Investment Management from 1996 to 1999. He began his career as an investment broker at RAF Financial in 1995.  Mr. Jamieson earned a BS degree in finance from Pennsylvania State University in 1995. Messrs. Carey and Callan have held their Fund responsibilities since December 2008, and Mr. Jamieson has held his Fund responsibilities since March 2012.

Investments in Optimum International Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this supplement for future reference.

This Supplement is dated March 9, 2012.